[LOGO] MEMORIAL FUNDS

                          DECEMBER 14, 2004 SUPPLEMENT
                                       TO
                                 MEMORIAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
             DATED MARCH 1, 2004 AS SUPPLEMENTED SEPTEMBER 15, 2004

At a Regular Meeting of Board of Trustees of Memorial Funds (the "Trust") held on November 16, 2004, the Trustees approved a change to supplemental disclosures concerning the investment strategy of the Government Bond Fund in the Statement of Additional Information (the "SAI").

The SAI begins on page one under the heading INVESTMENT POLICIES AND RISKS. That part of the SAI begins:

      "The following discussion supplements the disclosure in the prospectus about each Fund's investment techniques, strategies and risks."

The change approved by the Trustees involves page 11 under this part of the SAI. The next part of the SAI begins on page 15 under the heading INVESTMENT LIMITATIONS. This part of the SAI presents and discusses "Fundamental Limitations" that may only be changed with shareholder approval and "Non-fundamental Limitations' that may be changed with Board of Trustees approval. The Trustees did not change any Non-fundamental Limitations.

The first sentence of the first paragraph on page 11, under the sub-heading Mortgage-Backed Securities, has been deleted:

      [BEGIN STRIKETHROUGH]The Government Bond Fund may invest up to 25% of its total assets in mortgage-backed securities.[END STRIKETHROUGH] The Fund may only invest in mortgage-backed securities issued by the government or government-related issuers described below.

The first paragraph on page 11, under the sub-heading Mortgage-Backed Securities, has been changed to read:

      The Fund may only invest in mortgage-backed securities issued by the government or government-related issuers described below.